UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 _____________

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): February 27, 2004
                                ______________


                           Sweetheart Holdings Inc.
               -------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


       DELAWARE                          33-64814               06-1281287
--------------------------------    --------------------   --------------------
(State or Other Jurisdiction of        (Commission         (IRS Employer
     Incorporation)                    File Number)        Identification No.)


             10100 Reisterstown Road, Owings Mills, Maryland 21117
             ------------------------------------------------------
              (Address of Principal Executive Offices)    (Zip Code)


      Registrant's telephone number, including area code: (410) 363-1111
                                                           --------------


         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)




ITEM 5.  Other Events.

         On February 27, 2004, Solo Cup Company completed the acquisition of 100% of the equity interests of SF Holdings Group, Inc., the parent corporation of Sweetheart Holdings Group, Inc. (the "Company"). In connection with the closing of the acquisition, the 9 1/2% Senior Subordinated Notes due 2007 issued by Sweetheart Cup Company Inc., a wholly-owned subsidiary of the Company ("Sweetheart"), and the 9 1/2% Senior Secured Notes due 2007 issued by Sweetheart were called for redemption. Copies of the notices of redemption are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits
         --------

99.1 Notice of Redemption with respect to 9 1/2% Senior Subordinated Notes due 2007

99.2 Notice of Redemption with respect to 9 1/2% Senior Secured Notes due 2007

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2004             SWEETHEART HOLDINGS INC.


                                By:  /s/ Ronald L. Whaley
                                    ------------------------------------------
                                Name:  Ronald L. Whaley
                                Title: President and Chief Operating Officer

                                 Exhibit Index
                                 -------------


Exhibit
  No.                           Exhibits
-------                         --------

99.1 Notice of Redemption with respect to 9 1/2% Senior Subordinated Notes due 2007

99.2 Notice of Redemption with respect to 9 1/2% Senior Secured Notes due 2007